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                          SECURITIES PURCHASE AGREEMENT



                                      Among


                   WORLD FINANCIAL NETWORK HOLDING CORPORATION


                             LIMITED COMMERCE CORP.


                                       and


                            THE OTHER SECURITYHOLDERS
                   NAMED ON SCHEDULE I AND SCHEDULE II HERETO






                           Dated as of August 30, 1996



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



                                TABLE OF CONTENTS


                                                                                        Page
                                                                                        ----
ARTICLE I      SALE AND TRANSFER OF SECURITIES; CLOSING;
                 PURCHASE PRICE ................................................          2

         SECTION 1.01 Sale and Transfer of Securities ..........................          2
         SECTION 1.02 Delivery of Shares and Notes;
                        Reissuance of Notes and Payment
                        of Purchase Price ......................................          3
         SECTION 1.03 Closing ..................................................          4
         SECTION 1.04 Assumption of Obligation to Purchase
                        Additional Shares ......................................          4


ARTICLE II     REPRESENTATIONS AND WARRANTIES OF
                 THE SELLING SECURITYHOLDERS ...................................          5

         SECTION 2.01 Authorization of Agreements, Etc .........................          5
         SECTION 2.02 Validity .................................................          5
         SECTION 2.03 Governmental Approvals, Etc ..............................          5
         SECTION 2.04 Litigation Relating to Transaction .......................          6
         SECTION 2.05 Brokers' or Finders' Fees ................................          6
         SECTION 2.06 Title to Shares and Note .................................          6
         SECTION 2.07 Distributions ............................................          7


ARTICLE III    REPRESENTATIONS AND WARRANTIES OF
                 THE COMPANY ...................................................          7

         SECTION 3.01 Organization, Qualifications and
                        Corporate Power; Subsidiaries ..........................          7
         SECTION 3.02 Authorization of Agreements, Etc .........................          7
         SECTION 3.03 Validity .................................................          7
         SECTION 3.04 Governmental Approvals, Etc ..............................          8
         SECTION 3.05 Litigation Relating to Transaction .......................          8
         SECTION 3.06 Representations and Warranties In the
                        Merger Agreement .......................................          8

ARTICLE IV.    REPRESENTATIONS AND WARRANTIES OF THE PURCHASER .................          8

         SECTION 4.01 Organization, Power, Etc .................................          8
         SECTION 4.02 Authorization of Agreements, Etc .........................          8
         SECTION 4.03 Validity .................................................          9
         SECTION 4.04 Governmental Approvals, Etc ..............................          9
         SECTION 4.05 Litigation Relating to Transaction .......................          9
         SECTION 4.06 Brokers' or Finders' Fees ................................          9




                                                                                        Page
                                                                                        ----
ARTICLE V       COVENANTS.......................................................          9

         SECTION 5.01 Certain Covenants of
                        the Selling Securityholders ............................          9

ARTICLE VI     CONDITIONS PRECEDENT.............................................         10

         SECTION 6.01 Conditions Precedent to
                        the Obligations of the Purchaser .......................         10
         SECTION 6.02 Conditions Precedent to the
                        Obligations of the Selling Securityholders .............         11

ARTICLE VII    MISCELLANEOUS....................................................         12

         SECTION 7.01 Expenses, Etc ............................................         12
         SECTION 7.02 Survival of Representations and
                       Warranties ..............................................         13
         SECTION 7.03 Execution in Counterparts ................................         13
         SECTION 7.04 Notices ..................................................         13
         SECTION 7.05 Waivers ..................................................         14
         SECTION 7.06 Amendments, Supplements, Etc .............................         14
         SECTION 7.07 Entire Agreement .........................................         14
         SECTION 7.08 Applicable Law ...........................................         14
         SECTION 7.09 Binding Effect; Benefits .................................         14
         SECTION 7.10 Assignability ............................................         15

TESTIMONIUM ....................................................................         16




                                INDEX TO SCHEDULES


         Schedule                   Description
         --------                   -----------
            I              Schedule I Securityholders
            II             Schedule II Securityholder




                                     (ii)

                          SECURITIES PURCHASE AGREEMENT


         SECURITIES PURCHASE AGREEMENT dated as of August 1996 among WORLD FINANCIAL NETWORK HOLDING CORPORATION, a Delaware corporation (the "Company"), LIMITED COMMERCE CORP., a Delaware corporation (the "Purchaser"), the securityholders whose names appear on Schedule I hereto (hereinafter sometimes referred to individually as a "Schedule I Securityholder" and collectively as the "Schedule I Securityholders") and WCAS CAPITAL PARTNERS II, L.P., a Delaware limited partnership (the "Schedule II Securityholder" and, together with the Schedule I Securityholders, the "Selling Securityholders").

                                    RECITALS

         WHEREAS the Selling Securityholders hold all of the issued and outstanding shares of capital stock of Business Services Holdings, Inc., a Delaware corporation ("BSH"), and 60% of the issued and outstanding shares of capital stock of the Company; and

         WHEREAS the Purchaser holds the remaining 40% of the issued and outstanding shares of capital stock of the Company; and

         WHEREAS the Company and BSH have entered into an Agreement and Plan of Merger dated as of August , 1996 (the "Merger Agreement"), pursuant to which BSH and the Company have agreed on the terms and conditions pursuant to which BSH will be merged (the "Merger") with and into the Company, with the Company as the surviving corporation of the Merger; and

         WHEREAS upon the effectiveness of the Merger, the issued and outstanding shares of Common Stock, $.01 par value ("BSH Common Stock"), of BSH shall be converted into an aggregate 28,571,429 shares of Common Stock, $.01 par value ("Common Stock"), of the Company, and the issued and outstanding shares of Preferred Stock, $1 par value ("BSH Preferred Stock"), of BSH shall be converted into an aggregate 25,899,999 shares of Common Stock; and

         WHEREAS, upon the effectiveness of the Merger, the Company will assume, among other things, the obligations and liabilities of BSH under and in respect of (i) the 10% Subordinated Notes Due January 24, 2002 of BSH (the "Notes") in the aggregate principal amount of $50,000,000 and (ii) the Securities Purchase Agreement dated as of January 24, 1996 (the "BSH Securities Purchase Agreement"), among BSH and the Selling Securityholders; and

         WHEREAS the Purchaser, on the one hand, and the Selling Securityholders, on the other hand, desire to maintain their proportionate investments in the Company following the effectiveness of the Merger, and, in connection therewith, (i) the Selling Securityholders have agreed to sell to the Purchaser, and the Purchaser has agreed to purchase from the Selling Securityholders, (x) forty percent (40%) of the shares of Common Stock received by each Selling Securityholder in connection with the Merger, being an aggregate 21,788,572 shares of Common Stock, and (y) forty percent (40%) of the principal amount of the Notes (being an aggregate $20,000,000 principal amount of Notes), in each case on the terms and subject to the conditions hereinafter set forth, and (ii) the Purchaser is willing to assume forty percent (40%) of the financing obligations of the Schedule I Securityholders under Sections 1.03 and 1.04 of the BSH Securities Purchase Agreement; and

         WHEREAS, it is a condition to the consummation of the transactions contemplated by the Merger Agreement that the BSH Securities Purchase Agreement be amended to the extent required to give effect to the transactions contemplated by the Merger Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties agree as follows:


                                       I.

                        SALE AND TRANSFER OF SECURITIES;
                             CLOSING; PURCHASE PRICE

         SECTION 1.01.  SALE AND TRANSFER OF SECURITIES.

         (a) THE SCHEDULE I COMMON SHARES. Subject to the terms and conditions set forth herein, each Schedule I Securityholder shall sell to the Purchaser, and the Purchaser shall purchase from such Schedule I Securityholder on the Closing Date (as hereinafter defined), the number of shares (the "Schedule I Common Shares") of Common Stock set forth opposite the name of such Schedule I Securityholder on Schedule I hereto under the heading "Number of Common Shares".

         (b) THE SCHEDULE II COMMON SHARES. Subject to the terms and conditions set forth herein, the Schedule II Securityholder shall sell to the Purchaser, and the Purchaser shall purchase from the Schedule II Securityholder on the Closing Date, the number of shares (the "Schedule II Common Shares" and, collectively with the Schedule I Common Shares, the "Common Shares") of Common Stock set forth opposite the name of the

Schedule II Securityholder on Schedule II hereto under the heading "Number of Common Shares".

         (c) THE NOTES. Subject to the terms and conditions set forth herein, the Schedule II Securityholder shall sell to the Purchaser, and the Purchaser shall purchase from the Schedule II Securityholder on the Closing Date, the principal amount of notes set forth opposite the name of the Schedule II Securityholder on Schedule II hereto under the heading "Principal Amount of Note". The purchase of the principal amount of Notes shall also constitute the purchase of any accrued and unpaid interest in respect of such principal amount. The Common Shares and the Note are herein referred to as the "Securities".

         SECTION 1.02. DELIVERY OF SHARES AND NOTES: REISSUANCE OF NOTES AND PAYMENT OF PURCHASE PRICE. (a) At the closing on the Closing Date (i) each Selling Securityholder shall deliver to the Purchaser a certificate or certificates in definitive form, registered in the name of such Securityholder, evidencing the Shares being sold by such Selling Securityholder hereunder, duly endorsed for transfer or accompanied by stock transfer powers duly endorsed in blank, with all requisite stock transfer taxes paid and stamps affixed and (ii) the Schedule II Securityholder shall surrender to the Company the Note, duly endorsed as to the principal amount being sold to the Purchaser by the Schedule II Securityholder.

         (b) At the Closing on the Closing Date, subject to surrender of the Note as aforesaid, the Company shall issue and deliver to each of the Purchaser and the Schedule II Securityholder a new Note in the principal amounts being sold to the Purchaser and being retained by the Schedule II Securityholder, respectively. Interest on the Note shall be apportioned between the Purchaser and the Schedule II Securityholder as of the close of business on the Closing Date.

         (c) As payment in full of the purchase price for the Shares and the Note and against delivery of the certificates evidencing the Shares and surrender of the Note and issuance of the new Notes as aforesaid, at the closing on the Closing Date, the Purchaser shall:

                  (i) pay to each Schedule I Securityholder the amount set opposite the name of such Schedule I Securityholder in Schedule I hereto under the heading "Price of Common Shares" being $1.00 for each
         Schedule I Common Share being sold by such Schedule I Securityholder, by transfer of such amount to such Schedule I Securityholder by wire transfer to an account designated by Welsh, Carson, Anderson & Stowe VII, L.P. ("WCAS VII") in writing prior to the Closing Date; and

         (ii) pay to the Schedule II Securityholder the amount set opposite the name of such Schedule II Securityholder in Schedule II hereto under the headings "Purchase Price of Subordinated Note" and "Purchase Price of Common Shares" being the sum of (x) $1.00 for each Schedule II Common Share being sold by such Schedule II Securityholder, (y) $18,571,428 in respect of the $20,000,000 principal amount of Notes being sold by the
         Schedule II Securityholder and (z) $333,333.33 representing accrued and unpaid interest on the Notes being purchased by the Purchaser from the date of original issue thereof through the Closing Date, by wire transfer to an account designated by WCAS VII in writing prior to the Closing Date.

         SECTION 1.03. CLOSING. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Reboul, MacMurray, Hewitt, Maynard & Kristol, 45 Rockefeller Plaza, New York, N.Y. 10111 on August 30, 1996, at 10 a.m. Eastern Daylight Time, or at such other place or at such other date and time as the Selling Securityholders and the Purchaser may mutually agree (the date and time of the Closing being herein called the "Closing Date").

         SECTION 1.04. ASSUMPTION OF OBLIGATION TO PURCHASE ADDITIONAL SHARES.
(a) The Purchaser hereby assumes from the Schedule I Securityholders forty percent (40%) of the Selling Securityholders' obligation under the BSH Securities Purchase Agreement to purchase up to an aggregate $46,540,000 in equity securities from the Company, in all respects as if the Purchaser had been a Purchaser under the BSH Securities Purchase Agreement. In no event shall any provision of the BSH Securities Purchase Agreement be amended or modified without the prior written consent of the Purchaser. In addition, the Purchaser shall not be obligated to make any payment pursuant to this Section 1.04(a) unless the Selling Securityholders have provided documentation reasonably satisfactory to the Purchaser demonstrating that the payment of additional consideration under the BSH Securities Purchase Agreement is required. In no event will the Purchaser be required to make any payment pursuant to this
Section 1.04(a) unless each Selling Securityholder has theretofore made all corresponding payments to be made by such Selling Securityholder in accordance with the BSH Securities Purchase Agreement.

         (b) The Company hereby agrees that the assumption by the Purchaser of a portion of the obligation of the Schedule I Securityholders to provide additional financing pursuant to the BSH Securities Purchase Agreement as provided in Section 1.04(a) above shall relieve such Schedule I Securityholders of their respective proportionate shares of the obligation to provide such additional financing under the BSH Securities Purchase Agreement.

                                       II.

                        REPRESENTATIONS AND WARRANTIES OF
                           THE SELLING SECURITYHOLDERS

         Each Selling Securityholder represents and warrants as to itself only, to the Purchaser as follows:

         SECTION 2.01. AUTHORIZATION OF AGREEMENTS, ETC. (a) Such Selling Securityholder has full legal capacity and power to execute and deliver this Agreement and to perform such Selling Securityholder's obligations hereunder.

         (b) The execution and delivery by such Selling Securityholder of this Agreement, and the performance by each Selling Securityholder of such Selling Securityholder's obligations hereunder, have been duly authorized (in the case of each corporation and partnership that is a Selling Securityholder) by all requisite corporate or partnership action on its part, and will not violate any provision of law, any order of any court or other agency of government, any judgment, award or decree or any provision of any indenture, agreement or other instrument which such Selling Securityholder is a party, or by which such Selling Securityholder or any of such Selling Securityholder's properties or assets is bound or affected, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument.

         SECTION 2.02. VALIDITY. This Agreement has been duly executed and delivered by such Selling Securityholder and constitutes a legal, valid and binding agreement of such Selling Securityholder, enforceable against such Selling Securityholder in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights in general and to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

         SECTION 2.03. GOVERNMENTAL APPROVALS. ETC. Other than compliance by the Purchaser and the Company with the requirements of the Hart-Scott-
Rodino Antitrust Improvements Act of 1976 (the "HSR Act") with respect to the transactions contemplated hereby, no order, authorization, approval or consent from, or filing with, any federal or state governmental or public body or other authority having jurisdiction over such Selling
Securityholder is required for the execution, delivery and performance of this Agreement or is necessary in order to ensure the legality, validity, binding effect or enforceability of this Agreement.

         SECTION 2.04. LITIGATION RELATING TO TRANSACTION. There are no actions, suits, proceedings or claims pending before any court, arbitrator or government agency against or affecting the Purchaser which might enjoin or prevent the consummation of the transactions contemplated by this Agreement or the Escrow Agreement.

         SECTION 2.05. BROKERS' OR FINDERS' FEES. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by such Selling Shareholder directly, without the intervention of any person on behalf of the Selling Shareholder in such manner as to give rise to any claim by any person against the Purchaser for a finder's fee, brokerage commission or similar payment.

         SECTION 2.06. TITLE TO SHARES AND NOTE. Such Securityholder is the lawful holder of record and beneficial owner of the number of shares of Common Stock and the principal amount of the Note being sold by such Selling Securityholder to the Purchaser hereunder and has good and valid title thereto, in each case free and clear of any and all pledges, security interests, liens, charges or other encumbrances of any nature whatsoever, except as otherwise provided in the Stockholders Agreement dated as of January 31, 1996 (the "Original Stockholders Agreement") among the Company, the Purchaser and certain of the Selling Securityholders, as amended and restated by the Amended and Restated Stockholders Agreement of even date herewith (collectively with the Original Stockholders Agreement, the "Stockholders Agreement"). All shares of Common Stock to be sold by such Selling Securityholder have been duly authorized and validly issued by the Company and are non-assessable and, except as provided in the Stockholders Agreement, the issuance thereof was not subject to any preemptive or similar rights. Upon consummation of the transactions contemplated by this Agreement, the Purchaser will be the record and beneficial owner of all shares of Common Stock to be sold by such Selling Securityholder and will have good and valid title to such shares, free and clear of any and all pledges, security interest, liens, charges or other encumbrances of any kind, except as otherwise provided in the Stockholders Agreement. The principal amount of the Note to be sold by such Selling Securityholder as well as all other obligations related thereto (including, without limitation, the obligation to pay interest in respect thereof), constitute valid and binding obligations of the Company. Upon consummation of the transactions contemplated by this Agreement, the Purchaser will be the record and beneficial owner of the principal amount of the Note to be sold by such Selling Securityholder (and all other rights, including the right to receive interest payments relating thereto) and will have good and valid title thereto, free and clear of any and all pledges, security interests, liens, charges or other encumbrances of any kind.

         SECTION 2.07. DISTRIBUTIONS. Such Selling Securityholder has not received any payments from BSH or the Company in respect of the Securities, whether by way of dividend, distribution, payment of interest or otherwise.


                                      III.

                        REPRESENTATIONS AND WARRANTIES OF
                                   THE COMPANY

         The Company represents and warrants to the Purchaser as follows:

         SECTION 3.01. ORGANIZATION, QUALIFICATIONS AND CORPORATE POWER; SUBSIDIARIES. The Company is a corporation duly incorporated and validly existing under the laws of the State of Delaware and is duly licensed or qualified as a foreign corporation in each other jurisdiction in which it owns, leases or operates any property or in which the nature of business transacted by it makes such licensing or qualification necessary (other than any such jurisdiction in which the failure to be so qualified would not, in the aggregate, have a material adverse effect on its business, properties or financial condition). The Company has the corporate power and authority, and the legal right, to own and operate its properties and to carry on its business as currently conducted.

         SECTION 3.02. AUTHORIZATION OF AGREEMENTS, ETC. (a) The Company has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

         (b) The execution and delivery by the Company of this Agreement, and the performance by the Company of its obligations hereunder, have been duly authorized by all requisite corporate action on its part, and will not violate any provision of law, any order of any court or other agency of government, any judgment, award or decree or any provision of any indenture, agreement or other instrument which the Company is a party, or by which the Company's properties or assets is bound or affected, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

         SECTION 3.03. VALIDITY. This Agreement has been duly executed and delivered the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights in general and to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

         SECTION 3.04. GOVERNMENTAL APPROVALS, ETC. Other than compliance by the Purchaser and the Company with the requirements of the HSR Act with respect to the transactions contemplated hereby, no order, authorization, approval or consent from, or filing with, any federal or state governmental or public body or other authority having jurisdiction over the Company is required for the execution, delivery and performance of this Agreement or is necessary in order to ensure the legality, validity, binding effect or enforceability of this Agreement.

         SECTION 3.05. LITIGATION RELATING TO TRANSACTION. There are no actions, suits, proceedings or claims pending before any court, arbitrator or government agency against or affecting the Company which might enjoin or prevent the consummation of the transactions contemplated by this Agreement.

         SECTION 3.06. REPRESENTATIONS AND WARRANTIES IN THE MERGER AGREEMENT. The Representations and Warranties made by the Company to BSH in Article III of the Merger Agreement (other than those contained in Section 3.01(a) thereof) are hereby incorporated herein in their entirety and shall, for the purposes of this Agreement, be deemed to be included among the representations and warranties made by the Company to the Purchaser in this Article III.


                                      IV.

                  REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         The Purchaser represents and warrants to the Selling Securityholders as follows:

         SECTION 4.01. ORGANIZATION, POWER, ETC. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

         SECTION 4.02. AUTHORIZATION OF AGREEMENTS, ETC. The execution and delivery by the Purchaser of this Agreement, and the performance by the Purchaser of its obligations hereunder, have been duly authorized by all requisite corporate action on its part and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or By-laws of the Purchaser, any judgment, award or decree or any indenture, agreement or other instrument to which the Purchaser is a party, or by which it or any of its properties or assets is bound or affected, or result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Purchaser.

         SECTION 4.03. VALIDITY. This Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights in general and to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

         SECTION 4.04. GOVERNMENTAL APPROVALS, ETC. Other than compliance by the Company and the Purchaser with the requirements of the HSR Act, no order, authorization, approval or consent from, or filing with, any federal or state governmental or public body or other authority having jurisdiction over the Purchaser is required for the execution, delivery and performance of this Agreement or is necessary in order to ensure the legality, validity, binding effect or enforceability of this Agreement.

         SECTION 4.05. LITIGATION RELATING TO TRANSACTION. There are no actions, suits, proceedings or claims pending before any court, arbitrator or government agency against or affecting the Purchaser which might enjoin or prevent the consummation of the transactions contemplated by this Agreement.

         SECTION 4.06. BROKERS' OR FINDERS' FEES. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by the Purchaser directly with the Selling Securityholders, without the intervention of any person on behalf of the Purchaser in such manner as to give rise to any claim by any person against any of the Selling Securityholders for a finder's fee, brokerage commission or similar payment.


                                       V.

                                    COVENANTS

         SECTION 5.01. CERTAIN COVENANTS OF THE SELLING SECURITYHOLDERS. (a) Upon prior notice and at reasonable times, between the date hereof and the Closing Date, the Selling Securityholders shall, and shall cause the Company to, provide access to representatives of the Purchaser to the financial, accounting and legal records of the Company, and to key employees of the Company designated by the Purchaser, and, in connection therewith, shall permit representatives of the Purchaser to visit the premises of the Company. Such activities shall be performed, so far as is reasonably possible, in such a manner as to avoid disruption of normal operations.

         (b) Between the date hereof and the Closing Date, none of the Selling Securityholders nor any affiliate of any of the Selling Securityholders shall enter into any transaction, make any agreement or commitment, or take any action, which would result in any of the representations, warranties or covenants of the Selling Securityholders contained in this Agreement not being true and correct at and as of the time immediately after the occurrence of such transaction, event or action.


                                       VI.

                              CONDITIONS PRECEDENT

         SECTION 6.01. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PURCHASER. The obligation of the Purchaser to consummate the transactions contemplated by this Agreement is subject, at the option of the Purchaser, to the satisfaction at or prior to the Closing Date of each of the following conditions:

         (a) ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Selling Securityholder contained in this Agreement or in any certificate or document delivered to the Purchaser pursuant hereto shall be true and correct on and as of the Closing Date as though made at and as of that date, and each Selling Securityholder shall have so certified to the Purchaser in writing.

         (b) COMPLIANCE WITH COVENANTS. Each Selling Securityholder shall have performed and complied with all terms, agreements, covenants and conditions of this Agreement to be performed or complied with by it at or prior to the Closing Date, and each Selling Securityholder shall have so certified to the Purchaser in writing.

         (c) ALL PROCEEDINGS TO BE SATISFACTORY. All proceedings to be taken by the Selling Securityholders and the Company in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchaser and its counsel, Davis Polk & Wardwell, and the Purchaser and said counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

         (d) HSR ACT; CONSENTS AND APPROVALS. The applicable waiting period under the HSR Act with respect to the transactions contemplated hereby shall have expired or been terminated, and all authorizations, consents, waivers and approvals required in connection with the execution, delivery and performance of this Agreement shall have been duly obtained and shall be in form and substance satisfactory to counsel for the Purchaser.

         (e) LEGAL ACTIONS OR PROCEEDINGS. No legal action or proceeding shall have been instituted by any party or threatened by any governmental department, agency or authority, in either case seeking to restrain, prohibit, invalidate or otherwise affect the consummation of the transactions contemplated hereby or which would, if adversely decided, materially adversely affect the operation by the Purchaser of the business of the Company.

         (f) MERGER AGREEMENT. The Merger Agreement shall have been executed and delivered by the parties thereto, and the transactions contemplated thereby shall have been consummated.

         (g) SUPPORTING DOCUMENTS. On or prior to the Closing Date, the Purchaser and its counsel shall have received copies of the following supporting documents:

                  (1) (A) the Certificate of Incorporation of the Company certified as of a recent date by the Secretary of State of the State of Delaware and (B) a certificate of the Secretary of State of the State of Delaware as to the due incorporation and existence of the Company and listing all documents on file with said official;

                  (2) a certificate of the Secretary or an Assistant Secretary of the Company, dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of the By-laws of the Company as in effect on the date of such certification; and (B) that the Certificate of Incorporation of the Company has not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause (1) (B) above; and

                  (3) such additional supporting documents and other information with respect to the operations and affairs of the Company as the Purchaser or its counsel may reasonably request.

All such documents shall be satisfactory in form and substance to the Purchaser and its counsel.

         SECTION 6.02. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE SELLING SECURITYHOLDERS. The obligations of the Selling Securityholders under this Agreement are subject, at the option of the Selling Securityholders, to the satisfaction at or prior to the Closing Date of each of the following conditions:

         (a) ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchaser contained in this Agreement or in any certificate or document delivered to the Selling Securityholders pursuant hereto shall be true and correct on and as of the Closing Date as though made at and as of that date and the Purchaser shall so certified to the Selling Securityholders in writing.

         (b) COMPLIANCE WITH COVENANTS. The Purchaser shall have performed and complied with all terms, agreements, covenants and conditions of this Agreement to be performed or complied with by it at or prior to the Closing Date, and the Purchaser shall have so certified to the Selling Securityholders in writing.

         (c) CONSENTS AND APPROVALS. The applicable waiting period under the HSR Act with respect to the transactions contemplated hereby shall have expired or been terminated and all authorizations, consents, waivers and approvals required in connection with the execution, delivery and performance of this Agreement shall have been duly obtained and shall be in form and substance satisfactory to counsel for the Selling Securityholders.

         (d) LEGAL ACTIONS OR PROCEEDINGS. No legal action or proceeding shall have been instituted by any party or threatened by any governmental department, agency or authority, in either case seeking to restrain, prohibit, invalidate or otherwise affect the consummation of the transactions contemplated hereby or which would, if adversely decided, materially adversely affect the operation by the Purchaser of the business of the Company.

         (e) MERGER AGREEMENT. The Merger Agreement shall have been executed and delivered by the parties thereto, and the transactions contemplated thereby shall have been consummated.


                                      VII.

                                  MISCELLANEOUS

         SECTION 7.01. EXPENSES, ETC. (a) All costs and expenses, including fees and disbursements of counsel, financial advisors, accountants and consultants, incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and the closing of the transactions contemplated hereby, shall be paid by the party incurring such expenses.

         (b) The Selling Securityholders, on the one hand, and the Purchaser, on the other hand, will indemnify the other and hold it or them harmless from and against any claims for finders' fees or brokerage commissions in relation to or in connection with such transactions as a result of any agreement or understanding between such indemnifying party and any third party.

         SECTION 7.02. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made by any party hereto in this Agreement or pursuant hereto shall survive the Closing Date hereunder.

         SECTION 7.03. EXECUTION IN COUNTERPARTS. For the convenience of the parties, this Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         SECTION 7.04. NOTICES. All notices which are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be sufficient in all respects if (i) delivered personally, (ii) mailed by registered or certified mail, return receipt requested and postage prepaid,
(iii) sent via a nationally recognized overnight courier service or (iv) sent via facsimile confirmed in writing to the recipient, in each case as follows:

         if to the Company, to:

                           World Financial Network Holding
                             Corporation
                           4590 East Broad Street
                           Columbus, Ohio 43213
                           Attention:

         if to the Purchaser, to:

                           Limited Commerce Corp.
                           c/o The Limited, Inc.
                           Three Limited Parkway
                           Columbus, Ohio 43230
                           Attention:

                  with a copy to:

                           Davis Polk & Wardwell
                           450 Lexington Avenue
                           New York, New York 10017
                           Attention:

         if to any Selling Securityholder, to the address appearing under the name of such Selling Securityholder on Schedule I or II hereto;

or such other address or addresses as the Selling Security-holders, on the one hand, or the Purchaser, on the other hand, shall have designated by notice in writing to the other.

         SECTION 7.05. WAIVERS. Either the Selling Securityholders, on the one hand, or the Purchaser, on the other hand, may, by written notice to the other,
(i) extend the time for the performance of any of the obligations or other actions of the other under this Agreement, (ii) waive any inaccuracies in the representations or warranties of the other contained in this Agreement or in any document delivered pursuant to this Agreement, (iii) waive compliance with any of the conditions or covenants of the other contained in this Agreement, or (iv) waive performance of any of the obligations of the other under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including without limitation any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

         SECTION 7.06. AMENDMENTS, SUPPLEMENTS, ETC. At any time this Agreement may be amended or supplemented by such additional agreements, articles or certificates, as may be determined by the parties hereto to be necessary, desirable or expedient to further the purposes of this Agreement, or to clarify the intention of the parties hereto, or to add to or modify the covenants, terms or conditions hereof or to effect or facilitate any governmental approval or acceptance of this Agreement or to effect or facilitate the filing or recording of this Agreement or the consummation of any of the transactions contemplated hereby. Any such instrument must be in writing and signed by all parties hereto.

         SECTION 7.07. ENTIRE AGREEMENT. This Agreement, its Exhibits, Schedules and Annexes and the documents executed on the Closing Date in connection herewith, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

         SECTION 7.08. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, exclusive of the conflicts of laws provisions thereof.

         SECTION 7.09. BINDING EFFECT; BENEFITS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted as-signs. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         SECTION 7.10. ASSIGNABILITY. Neither this Agreement nor any of the parties' rights hereunder shall be assignable by any party hereto without the prior written consent of the other parties hereto.

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto as of the day and year first above written.


                                       WORLD FINANCIAL NETWORK HOLDING
                                         CORPORATION


                                       By /s/ Ralph E.
                                         ------------------------------
                                       Title



                                       LIMITED COMMERCE CORP.



                                       By
                                         ------------------------------
                                       Title:


                                       WELSH, CARSON, ANDERSON, STOWE VII, L.P.

                                       By:      WCAS VII Partners, L.P.,
                                       General Partner


                                       By
                                         ------------------------------
                                       Title:     General Partner


                                       WCAS INFORMATION PARTNERS, L.P.

                                       By:      WCAS INFO Partners, L.P.
                                          ------------------------------
                                       General Partner



                                       By
                                         -------------------------------
                                       Title:            General Partner

                                       WCAS CAPITAL PARTNERS II, L.P.

                                       By: WCAS CP II Partners,
                                       General Partner



                                       By
                                         -------------------------------
                                       Title:     General Partner

                                       WCA MANAGEMENT CORPORATION


                                       By
                                         -------------------------------
                                       Title:



                                       ------------------------------
                                       Patrick J. Welsh



                                       ------------------------------
                                       Russell L. Carson



                                       -----------------------------
                                       Bruce K. Anderson


                                       -----------------------------
                                       Richard H. Stowe



                                       ----------------------------
                                       Andrew M. Paul



                                       ------------------------------
                                       Thomas E. McInerney

                                       ------------------------------
                                       Laura VanBuren



                                       ------------------------------
                                       James B. Hoover



                                        ------------------------------
                                        Robert A. Minicucci



                                        ------------------------------
                                        Anthony J. deNicola


                                        -------------------------------
                                        David Bellet

                                   SCHEDULE I



                                                 Number of                 Price of
Name and Address of                               Common                    Common
Selling Securityholder                            Shares                    Shares
----------------------                           ---------                ------------
Welsh, Carson, Anderson &                        19,531,348                 $19,531,348
  Stowe VII, L.P.
WCAS Information Partners,                           81,440                     $81,440
  L.P.
WCA Management Corporation                           14,252                     $14,252

Patrick J. Welsh                                    122,160                    $122,160
Russell L. Carson                                    93,656                     $93,656
Bruce K. Anderson                                   203,600                    $203,600
Richard H. Stowe                                     61,080                     $61,080
Andrew M. Paul                                       40,720                     $40,720
Thomas E. Mclnerney                                  61,080                     $61,080
Laura VanBuren                                        4,072                      $4,072
James B. Hoover                                       8,144                      $8,144
Robert A. Minicucci                                  40,720                     $40,720
Anthony J. deNicola                                  16,288                     $16,288
David Bellet (DLJSC as                               81,440                     $81,440
  Custodian for the IRA FBO
  David F. Bellet)
c/o Welsh, Carson, Anderson
  & Stowe
320 Park Avenue, Suite 2500
New York, NY  10022-6815
                                                 ----------                -----------
         TOTAL:                                  21,788,572                 $21,788,572
                                                 ==========                ===========


                                   SCHEDULE II



                                       Principal              Purchase
                                       Amount of              Price of                              Purchase
Name and Address of                  Subordinated           Subordinated          Common            Price of
Selling Securityholder                   Note                   Note              Shares          Common Shares
----------------------               ------------           ------------        -----------     -------------------
WCAS Capital Partners                 $20,000,000              $18,571,428         1,428,572         $ 1,428,572
  II L.P.
320 Park Avenue, Suite 2500
New York, NY  10022-6815
